File Number 33-21534
Amendment to the Statement of Additional Information
By Supplement or Sticker
Pursuant to Rule 497(e)

This information reflects changes to the Statement of Additional Information Section, "Portfolio Manager Arrangements" (page 25).

SUPPLEMENT TO THE ENTERPRISE ACCUMULATION TRUST STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 29, 2000.

This paragraph supersedes the "Name and Control Persons of the Portfolio Manager" paragraph for the Global Financial Services Fund and supersedes the second paragraph of the "Name and Control Persons of the Portfolio Manager" section for the Managed Fund:

Sanford C. Bernstein & Co., LLC is a subsidiary of Alliance Capital Management, L.P.


October 17, 2000